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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 1997
                                                           ------------

                                THE GEON COMPANY
           --------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                     1-11804                     34-1730488
   -----------------            ---------------            --------------------
    (State or other               (Commission                  (IRS Employer
    jurisdiction of               File Number)              Identification No.)
    incorporation)


                    One Geon Center, Avon Lake, Ohio 44012
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             (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code 216-930-1241
                                                          ------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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The Geon Company announced a joint venture, known as Australian Vinyls
Corporation Limited, which will result from the of merging Geon's and ICI Australia Limited's Australian polyvinyl chloride (PVC) operations.

Item 7(c). Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of May 21, 1997 announcing the Geon, ICI Australian
PVC Joint Venture.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE GEON COMPANY


                                               By  /s/ GREGORY L. RUTMAN
                                                  ______________________________
                                                    Gregory L. Rutman
                                                       Secretary


Dated May 27, 1997